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                                                                    EXHIBIT 3.12
[LETTERHEAD]
                         JORGE ANTONIO FRANCOZ GARATE
                NOTARIO PUBLICO 17 DEL DISTRITO DE TLALNEPANTLA
                               ESTADO DE MEXICO


--ESCRITURA NUMERO VEINTIOCHO MIL CUATROCIENTOS SETENTA Y UNO.------------------ VOLUMEN NUMERO SETECIENTOS CUARENTA Y DOS.-------------------------------En la Ciudad de Naucalpan de Juarez, Estado de Mexico, a los dieciocho dias del mes de Noviembre de mil novecientos noventa y ocho, Yo, el Licenciado JORGE ANTONIO FRANCOZ GARATE, NOTARIO PUBLICO NUMERO DIECISIETE, del Distrito Judicial de Tlalnepantla, Estado de Mexico y Notario del PATRIMONIO INMUEBLE FEDERAL, hago constar que ante mi comparece el senor ALBERTO MENA ADAME, en su caracter de Delegado Especial del Acta de Asamblea General Extraordinaria de Accionistas, de la Sociedad Mercantil denominada "JAFRA COSMETICS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, celebrada el dia seis de Mayo de mil novecientos noventa y ocho, en la que se acordo entre otros puntos LA TRANSFORMACION DE LA SOCIEDAD A SOCIEDAD ANONIMA DE CAPITAL VARIABLE, LA ADOPCION DE ESTATUTOS SOCIALES, EL NOMBRAMIENTO DE MIEMBROS DEL ORGANO DE ADMINISTRACION, LOS FUNCIONARIOS DE LA SOCIEDAD Y DESGINACION DE LOS COMISARIOS DE LA MISMA; solicita del suscrito Notario P R O T O C O L I CE en lo conducente dicha Acta, al tenor de los antecedente clausulas siguientes:------------------------------- ANTECEDENTES-------------------------------------------Declara el compareciente con la representacion que ostenta y bajo protesta de decir verdad:-------------- I.--CONSTITUCION DE SOCIEDAD.--Que por escritura publica numero veinticinco mil ciento cincuenta y seis, de fecha veintinueve de junio de mil novecientos ochenta y ocho, otorgada ante la fe del Licenciado ROBERTO NUNEZ Y BANDERA, Notario Publico numero Uno, de Mexico, Distrito Federal, cuyo primer testimonio quedo debidamente INSCRITO en el Registro Publico de Comercio de Mexico, Distrito Federal, bajo el Folio Mercantil numero UNO UNO CERO SEIS NUEVE NUEVE, previo permiso concedido por la Secretaria de Relaciones Exteriores, numero cero tres uno dos cuatro ocho, Expediente cero nueve diagonal uno ocho cinco cuatro dos diagonal ocho ocho, se constituyo la Sociedad Mercantil denominada "COMERCIALIZADORA JAFRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, con duracion de noventa y nueve anos, domicilio social en Mexico, Distrito Federal, Capital Social de QUINIENTOS MIL PESOS PESOS, MONEDA NACIONAL, Y clausula de
Inclusion de Extranjeros.-------------------------------------------------------
II.--CAMBIO DE DENOMINACION.--Que por escritura Publica numero treinta y un mil quinientos cuarenta y cinco, de fecha seis de diciembre de mil novecientos noventa y uno, otorgada ante la fe del Licenciado Roberto Nunez y Bandera, Notario Publico numero Uno del Distrito Federal, cuyo primer testimonio quedo debidamente inscrito en el Registro Publico de la Propriedad y de Comercio de Mexico, Distrito Federal, en el

                                       1
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Folio Mercantil numero UNO UNO CERO SEIS NUEVE NUEVE, se hizo constar la
Protocolizacion del Acta General Ordinaria, celebrada por los accionistas de "JAFRA COSMETICS", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, el dia veinte de agosto de mil novecientos noventa y uno, en la que se tomo el acuerdo de cambiar la denominacion de "COMERCIALIZADORA JAFRA", S.A. DE C.V., por la de "JAFRA COSMETICS".--------------------------------------------------------------------
III.-CAPITAL SOCIAL.--Que por diversas escrituras se aumento el Capital Social en su parte Variable, siendo que por escritura publica numero treinta y cuatro mil ciento cuarenta, de fecha veintinueve de marzo de mil novecientos noventa y tres, otorgada ante la fe del ante la fe del Licenciado Roberto Nunez y Bandera, Notario Publico numero Uno de Mexico, Distrito Federal, se hizo constar la Protocolizacion del acta de Asamblea General Extraordinaria celebrada el treinta y uno de octubre de mil novecientos noventa y dos, en la que se acordo entre otros el reducir su capital social, en su parte variable, en la cantidad de DOCE MIL OCHOCIENTOS MILLONES DE PESOS, Moneda Nacional, para que en lo sucesivo el capital social ascendiera a la suma de QUINCE MILLONES DOSCIENTOS CUARENTA Y CUATRO MIL NOVECIENTOS DOS PESOS, de los cuales QUINCE MILLONES DOSCIENTOS CUARENTA Y CUATRO MIL DOSCIENTOS CUARENTA Y CUATRO PESOS, Moneda Nacional corresponden a la parte variable de dicho capital social y QUINIENTOS MIL PESOS, Moneda Nacional, a la parte minima variable.------------------------------------
IV.--NOBRAMIENTO DE FUNCIONARIOS Y OTORGAMIENTO DE PODERES Y AUTORIZACIONES A LOS MISMOS.--Que por escritura Publica numero veintinueve mil doscientos ocho, de fecha ocho de octubre de mil novecientos noventa, otorgada ante la fe del Licenciado Roberto Nunez y Bandera, Notario Publico numero Uno de Mexico, Distrito Federal, cuyo primer testimonio quedo debidamente inscrito en el Registro Publico de la Propiedad y de Comercio, bajo el Folio mercantil numero UNO UNO CERO SEIS NUEVE NUEVE, se hizo constar la Protocolizacion del acta de Asamblea General ordinaria, celebrada el dia veintiocho de febrero de mil novecientos noventa, en la que se acordo entre otros el nombramiento como Director de Finanzas de la Sociedad al senor MIGUEL ANGEL CASTANEDA PEREZ, otorgandole al mismo un poder.--------
V.--NOBRAMIENTO DEL ADMINISTRADOR UNICO Y PROTOCOLIZACION DE LOS NUEVOS ESTATUTOS SOCIALES.--Que por escritura Publica numero tres mil cuatrocientos cuarenta y cinco, de fecha veintiocho de abril de mil novecientos noventa y cinco, otorgada ante la fe del Licenciado Carlos Antonio Rea Field, Notario Publico numero Ciento ochenta y siete de Mexico, Distrito Federal, cuyo primer testimonio se encuentra pendiente de su inscripcion en el Registro Publico de la Propiedad y de Comercio, se hizo constar la Protocolizacion del acta de Asamblea General ordinaria Anual y Extraordinaria, celebrada el primero de agosto de mil novecientos noventa y cuatro, en la que se acordo entre otros el nombrar como Administrador Unico al senor JULIO PEDRO CEPEDA REBOLLO, y modificar integramente sus estatutos sociales--------------------------------------------
VI.--LA DESIGNACION DEL DIRECTOR DE FINANZAS Y EL OTORGAMIENTO DE PODERES GENERALES.--Que por escritura Publica numero Veintiseis mil ochocientos cuarenta, volumen seiscientos ochenta y siete, de fecha dieciocho de Septiembre de mil novecientos noventa y siete, otorgada ante la fe del suscrito Notario, cuyo primer testimonio quedo debidamente registrado quedo

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debidamente inscrito en el Registro Publico de la Propiedad y de Comercio, bajo el Folio Mercantil UNO UNO CERO SEIS NUEVE NUEVE, se hizo constar la Protocolizacion del acta de Asamblea General Ordinaria de Accionistas, en la que se acordo entre otros la designacion del senor Ernesto Omar Cavassuto como Director de Finanzas de la sociedad y otorgamiento de poderes en su favor.------
--------------------------------------------------------------------------------
VII.--RENUNCIA AL CARGO DE DIRECTOR GENERAL, DESIGNACION DEL PRESIDENTE Y EL OTORGAMIENTO DE PODERES GENERALES.--Que por escritura Publica numero Veintiseis mil ochocientos sesenta y dos, volumen seiscientos ochenta y siete, de fecha veintitres de Septiembre de mil novecientos noventa y siete, otorgada ante la fe del suscrito Notario, cuyo primer testimonio quedo debidamente registrado quedo debidamente inscrito en el Registro Publico de la Propiedad y de Comercio, bajo el Folio Mercantil UNO UNO CERO SEIS NUEVE NUEVE, se hizo constar la Protocolizacion del acta de Asamblea General Ordinaria de Accionistas, en la que se acordo entre otros la renuncia del senor Alfredo Munda Tabusso a su cargo de Director General de la sociedad, su designacion como Presidente de la misma y otorgamiento de poderes en su favor.--------------------------------------------
VIII.--RENUNCIA DEL DIRECTOR DE FINANZAS; DESIGNACION DEL DIRECTOR DEL DIRECTOR GENERAL Y EL OTORGAMIENTO DE PODERES GENERALES.--Que por escritura Publica numero Veintiseis mil ochocientos sesenta y tres, volumen seiscientos ochenta y siete, de fecha veintitres de Septiembre de mil novecientos noventa y siete, otorgada ante la fe del suscrito Notario, cuyo primer testimonio quedo debidamente registrado quedo debidamente inscrito en el Registro Publico de la Propiedad y de Comercio, bajo el Folio Mercantil UNO UNO CERO SEIS NUEVE NUEVE, se hizo constar la Protocolizacion del acta de Asamblea General Ordinaria de Accionistas, en la que se acordo entre otros la renuncia del senor Michael Anthony DiGregorio DiMaio a su cargo de Director de Finanzas de la sociedad, su designacion Director General de la misma y otorgamiento de poderes en su favor.
--------------------------------------------------------------------------------
IX.--REVOCACION DE PODERES, DESIGNACION DEL CONSEJO DE ADMINISTRACION, RATIFICACION DEL COMISARIO Y COMISARIO SUPLENTE.-- Que por escritura Publica numero Veintiseis mil ochocientos sesenta y cuatro, volumen seiscientos ochenta y siete, de fecha veintitres de Septiembre de mil novecientos noventa y siete, otorgada ante la fe del suscrito Notario, cuyo primer testimonio quedo debidamente registrado quedo debidamente inscrito en el Registro Publico de la Propiedad y de Comercio, bajo el Folio Mercantil UNO UNO CERO SEIS NUEVE NUEVE, se hizo constar la Protocolizacion del acta de Asamblea General Ordinaria de Accionistas, en la que se acordo entre otros la revocatcion de los poderes otorgados por la Sociedad en favor del senor Dario Macias Ruelas; la designacion del Consejo de Administracion designandose al efecto a los senores Alfredo Munda Tabusso, como Presidente, Ernesto Omar Cavassuto Tesorero, Alberto Mena Adame, Secretario, Michael Anthony DiGregorio DiMaio Vocal, Sergio Rene Aparicio Gonzalez, Vocal, y como miembros suplentes a los senores Rodolfo Lopez Cerdan, Martha Cecilia Echeverri Correa, Maria Dolores Sanchez Cano Gascon, Luis Alfonso Cervantes Muniz, y la ratificacion de Comisario y Comisario Suplente de la misma.--------------------------------------------------------------------------
X.--INFORME DEL CONSEJO DE ADMINISTRACION DE LA SOCIEDAD; EL INFORME DEL COMUISARIO DE LOS ESTADOS FINANCIEROS Y LA APLICACION DE LOS RESULTADOS OBTENIDOS POR LA SOCIEDAD

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DURANTE EL EJERCICIO SOCIAL CONCLUIDO EL 31 DE DICIEMBRE DE 1996.-- Que por
escritura Publica numero Veintiseis mil trescientos veintitres, volumen Setecientos seis, de fecha diecicocho de Febrero de mil novecientos noventa y ocho, otorgada ante la fe del suscrito Notario, cuyo primer testimonio se encuentra pendiente de inscripcion por lo reciente de su otorgamiento se hizo constar la Protocolizacion parcial del acta de Asamblea General Ordinaria Anual de Accionistas, en la que se acordo entre otros la aprobacion en todas y cada una de sus partes los estados financieros auditados de la sociedad correspondientes al ejercicio social concluido el 31 de diciembre de 1996; la aprobacion del informe del Comisario de la sociedad, senor Fernando Holguin Maillard respecto de los estados financieros del ejercicio social concluido el 31 de diciembre de 1996; la aprobacion de la aplicacion de los resultados obtenidos por la sociedad durante el ejercicio social concluido el 31 de diciembre de 1996.------------------------------------------
XI.--DESIGNACION DEL CONSEJO DE ADMINISTRACION; DESIGNACION DEL COMISARIO Y COMISARIO SUPLENTE; EMOLUMENTOS A LOS MIEMBROS DEL CONSEJO DE ADMINISTRACION Y COMISARIOS; RENUNCIA DEL DIRECTOR DE RELACIONES INDUSTRIALES Y REVOCACION DEL PODERES.-- Que por escritura Publica numero Veintisiete mil trescientos veinticinco, volumen Setecientos siete, de fecha dieciocho de Febrero de mil novecientos noventa y ocho, otorgada ante la fe del suscrito Notario, cuyo primer testimonio se encuentra pendiente de inscripcion por lo reciente de su otorgamiento se hizo constar la Protocolizacion del acta de Asamblea General Ordinaria Anual de Accionistas, en la que se acordo entre otros la aprobacion del Consejo de Administracion, la designacion del Comisario y Comisario Suplente, la renuncia del Director de Relaciones Industriales y revocacion de todos y cada uno de los poderes otorgados al mismo.----------------------------- XII.--LA TRANSFORMACION Y LA REFORMA A LOS ESTATUTOS SOCIALES. -- Que por excritura Publica numero cincuenta y tres mil ciento setenta y ocho, volumen
Mil setenta y nueve, de fecha trece de Abril de mil novecientos noventa y ocho, otorgada ante la fe del Licenciado MIGUEL ALESSIO ROBLES, Notario Publico Numero Diecinueve, de Mexico, Distrito Federal, cuyo primer testimonio se encuentra debidamente inscrito en el Registro Publico de Comercio de Mexico, Distrito Federal bajo el Folio Mercantil numero UNO UNO CERO SEIS NUEVE NUEVE, de fecha diecisiete de Abril de mil novecientos noventa y ocho, se hizo constar la Protocolizacion del acta de Asamblea General Extraordinaria de Accionistas, en la que se acordo entre otros la transformacion de la Sociedad en SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, reformandose al efecto el total de estatutos sociales.-------------------------------------------------------------
De dicha escritura agrego copia al apendice de esta escritura marcada con la letra "A", asi como al testimonio que de la misma se expida.-------------------- XIII.--Declara el senor ALBERTO MENA ADAME, en su caracter de Delegado Especial, que la Sociedad que representa no ha sufrido ninguna otra modificacion en su escritura constitutiva.---------------------------------------------------------
XIV.--ACTA DE ASAMBLEA EN HOJAS SUELTAS--El compareciente presenta al suscrito Notario el Acta de Asamblea General Extraordinaria de Accionistas de la Sociedad, integrada por veinticinco hojas tamano carta, escritas por una sola cara debidamente firmadas y que mediante este instrumento se protocoliza y la cual a continuacion transcribo integramente.------------------------------------ "En la Ciudad de Mexico, Distrito Federal, domicilio social de Jafra Cosmetics,
S. de

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R.L. de C.V., siendo las 9:00 horas del dia de mayo de 1998 se reunieron el
Sr. James A. Ritch Grande Ampudia en representacion de Jafra Cosmetics International, S.A. de C.V. y la Srita. Monica Rosado Reygadas en representacion de Consultoria Jafra, S.A. DE C.V. con el objeto de celebrar una ASAMBLEA GENERAL EXTRAORDINARIA DE SOCIOS DE JAFRA COSMETICS, S. DE R.L. DE C.V. a la que fueron previa y oportunamente convocados. Estuvieron presentes los senores Alberto Mena Adame en su caracter de Secretario del Consejo de Administracion de la sociedad y el Sr. Eugenio Lopez Barrios en calidad de invitado.-------------- ---------------------------------------------------Por designacion unanime de los presentes, fungio como presidente de la Asamblea el Sr. Eugenio Lopez Barrios, actuo como Secretario el del propio Consejo de Administracion, el Sr. Alberto Mena Adame.-------------------------------------------------------El
presidente designo escrutador al Senor James A Ritch Grande Ampudia, quien despues de aceptar su cargo y de revisar los instrumentos conteniendo los mandatos de los representantes de los socios y el Libro de Registro de Partes Sociales que la sociedad lleva, certifico que se encontraba representada en la Asamblea la totalidad de las partes sociales de la sociedad actualmente en circulacion, distribuidas de la siguiente forma:------------------------------- ---SOCIOS-----------------------------------------PARTES SOCIALES----VOTOS-----
---Jafra Cosmetics Internacional,----------------------------------------------
S.A. de C.V.------------------------------------------------------------2------
---------------2----------Consultoria Jafra, S.A. de C.V.----------------------
------------1----------------------1----------------TOTAL----------------------
-----------------------------------3----------------------3--------------------
En virtud de la certificacion del escrutador de que se encontraba debidamente representadas en la Asamblea la totalidad de las partes sociales emitidas por la sociedad actualmente en circulacion, con fundamento en el articulo Decimo Sexto de los estatutos sociales, el Presidente declaro la Asamblea legalmente instalada, no obstante no haberse publicado la convocatoria respectiva.--------- ---La Asamblea, por unanimidad de votos, aprobo la declaratoria anterior y procedio a desahogar los asuntos contenidos en el siguiente:--------------------
--------------------------------------------------------------------------------
-----------------------------------ORDEN DEL DIA--------------------------------
--I. Propuesta, discussion y, en su caso, resolucion sobre la transformacion de la sociedad de una "Sociedad de Responsabilidad Limitada de Capital Variable" a una "Sociedad Anonima de Capital Variable".-------------------------------------
--II. Adopcion de estatutos sociales de la sociedad acordes a su nueva estructura corporativa.---------------------------------------------------------
--------------------------------------------------------------------------------
--III. Nombramiento de los miembros del organo de administracion, los funcionarios de la Sociedad y designacion de los comisarios de la misma.--------
IV. Designacion de delegados para formalizar las resoluciones adoptadas por la --Asamblea.---------------------------------------------------------------------
--La Asamblea, por unanimidad de votos, aprobo el Orden del Dia, cuyos puntos procedieron a desahogar en los siguientes terminos:----------------------
--------------------------------------------------------------------------------
--PUNTO UNO.- En relacion con el primer punto del Orden del dia, el senor Eugenio Lopez Barrios, en su calidad de Presidente de la Asamblea, explico a los presentes la conveniencia de modificar la estructura social de la sociedad adoptando el tipo legal de sociedad anonima, continuando bajo la modalidad de capital variable, conscientes de que dicha transformacion traera como consecuencia el ajustar la estructura accionaria de la Sociedad de conformidad con los requisitios que al efecto habran de prever los nuevos

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estatutos sociales de la sociedad y la Ley General de Sociedades Mercantiles.--
--------------La Asamblea comento ampliamente la propuesta anterior, y despues de hacer diversas preguntas y obtener las respuestas correspondientes a satisfaccion de todos los socios, la Asamblea, por unanimidad de votos, resolvio adoptar las siguientes:---------------------------------------------------------
------------RESOLUCIONES--------------------------------------------"1.  Se
aprueba la transformacion de JAFRA COSMETICS, S. DE R.L. DE C.V. en "Sociedad Anonima de Capital Variable", de conformidad con lo dispuesto en los Articulos 182 fraccion VI, 227 y 228 de la Ley General de Sociedades Mercantiles".-------- "2. Los acuerdos adoptados por la Asamblea respecto de la transformacion de la sociedad surtiran efectos respecto de la misma en la fecha de celebracion de la presente Asamblea. De conformidad con lo dispuesto por el articulo 255 de la Ley General de Sociedades Mercantiles la transformacion surtira efectos respecto de terceros en la fecha de inscripcion de los acuerdos correspondientes en el Registro Publico de la Propiedad y de Comercio del Distrito Federal, en virtud de que la Sociedad en este acto aprueba el pago en forma anticipada de las deudas de la Sociedad en favor de aquellos acreedores que no hayan dado su consentimiento a la transformacion y que asi lo soliciten por escrito, dandose por vencidos los creditos con efectos a partir del 31 de marzo de 1998.-----"3. Como consecuencia de la transformacion decretada y por virtud de ella, la sociedad continuara existiendo y operando bajo la denominacion JAFRA COSMETICS, la cual, en todo caso, ira seguida de las palabras SOCIEDAD ANONIMA DE CAPITAL VARIABLE o de sus abreviaturas "S.A. de C.V.".----------------------------------
---------------"4. Sin perjuicio de su participacion en el capital, al surtir efectos la transformacion de la sociedad, los socios continuaran respondiendo de las obligaciones sociales hasta por un monto igual o equivalente al de sus aportaciones. Asimismo, como resultado de la transformacion de la Sociedad a una sociedad anonima de capital variable se hace constar que se aprueba que el monto al que asciende el capital social de la Sociedad quede representado por acciones ordinarias, communes, nominativas, con valor nominal de $1.00 M.N. (UN PESO 00/100 M.N.) cada una. El capital social quedara distribuido de la siguiente manera:---------------------------------------------------------------
-------------------------ACCIONISTA---------------------------NUMERO DE
ACCIONES-------TOTAL---------------------------------------------------------
SERIE "A"---SERIE "B""-----------------------------Jafra Cosmetics--------------
-----------------49,999--------15,194,902----------15,244,901----Internacional,
S.A. de C.V.--------------------------------------------------------------------
------------------------Consultoria Jafra,---------------------------------1----
----------------------------------------1----S.A. de C.V.-----------------------
--------------------------------------------------------------------------TOTAL-
----------------------------------50,000-------15,194,902-----------15,244,902--
----"5. En este acto se instruye al Consejo de Administracion de la Sociedad para que proceda a la emission de los certificados provionales o titulos definitivos de acciones que correspondan a la nueva tenencia accionaria,, asi como a la apertura de una libro de registro de acciones que debera de llevarse de conformidad con lo dispuesto en la Ley General de Sociedades Mercantiles".--- --------------------------------------------------------------"6. En
cumplimiento con lo dispuesto por los articulos 223 y 228 de la Ley General de Sociedades Mercantiles, procedase de inmediato a protocolizar e inscribir los acuerdos sobre la transformacion de la Sociedad adoptados por esta Asamblea en el Registro Publico de la Propiedad y de Comercio del Distrito Federal, y a publicar dichos acuerdos, asi como el balance general de Jafra Cosmetics, S. de R.L. de C.V. al 30 de abrilde 1998

                                       6
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en el Diario Oficial de la Federacion".----------------------------------------
----------------------PUNTO DOS.- En relacion con el segundo punto del Orden del dia, el senor Eugenio Lopez Barrios, en su calidad de Presidente de la Asamblea, manifesto a los presentes que como consecuencia de la transformacion de la sociedad, resulta necesario adoptar nueveos estatutos sociales a efecto de adecuar el pacto social a la nueva estructura de la sociedad. En tal virtud el Secretario de la Asamblea procedio a dar lectura al proyecto de estatutos sociales que se somete a la consideracion de la Asamblea, mismo que se hizo llegar opportunamente a los accionistas de la sociedad para su analisis.------- -------------------La Asamblea comento ampliamente lo manifestado por el Presidente en relacion a este punto resolviendo, por unanimidad de votos, adoptar las siguientes:---------------------------------------------------------
-----------RESOLUCIONES----------------------------------------------"1.  Con
efectos a partir del 6 de Mayo de 1998 se sadoptan por JAFRA COSMETICS, S.A.
DE C.V. los estatutos cuyo texto se agrega sal expediente del acta de esta Asamblea bajo la LETA "A" debidamente firmados por el Presidente y por el Secretario de la Asamblea para su debida identificacion".----------------------- --------------------------------------PUNTO TRES.-En relacion con el tercer punto del Orden del dia, el senor Eugenio Lopez Barrios, en su calidad de Presidente de la Asamblea, expuso a la Asamblea la necesidad de designar a los integrantes del Consejo de Administracion de la sociedad, nombrar los funcionarios que ocupen los cargos de Presidente y Vicepresidente Ejecutivo de la sociedad ante la renuncia presentada por el senor David A. Novak al cargo de Vicepresidente y la designacion de Comisario y Comisario suplente ante la renuncia de los senores Fernando Holguin Maillard y Alfonso Galan Jimenez de la Cuesta a su cargo de Comisario y Comisario Suplente, respectivamente.---------------------------------------------Al respecto la asamblea adopto, por unanimidad de votos, las siguientes:------------------

-------------------------------------------RESOLUCIONES-------------------------
-------------------"1. Se aprueba que el Consejo de Administracion de la Sociedad este integrado por las siguientes personas:---------------------------- -----------------------------------------------PROPIETARIO----------------------
------------------------------------CARGO--------------------Eugenio Lopez
Barrios--------------------------------------------------Presidente-------------
----Ralph S. Mason III-------------------------------------------------------
Vicepresidente------------Alberto Mena Adame------------------------------------
----------------Secretario-----------------Martha Cecilia Echeverri Correa------
---------------------------------Vocal----------------------SUPLENTE------------
--------------------------------------------------------------------------------
-Maria Dolores Sanchez Cano Gascon"---------------------------------------------
-------------Estando presente en la Asamblea el senor Eugenio Lopez Barrios procedio a exhibir, en dinero en efectivo, la cantidad de $100.00 (Cien pesos 00/100, moneda nacional) como garantia de su gestion, agradecio el nombramiento de que ha sido objeto y protesto su legal y correcto desempeno.----------------- ---------------------------------------------------------Se hace constar que los demas miembros propietarios y suplentes del Consejo de Administracion, quienes anteriormente integraban el Consejo de Gerentes de la Sociedad, a la fecha de su nombramiento garantizaron su gestion y protestaron el fiel desempeno de su cargo.--------------------------------------------------------------------------
-------------------------"2. Se aprueba que seran funcionarios de la Sociedad Eugenio Lopez Barrios como Presidente y Ralph S. Mason III como Vicepresidente Ejecutivo de la misma."---------------"3. Se designa al C.P. Sergio Quezada, como comisario propietario de la Sociedad y al C.P. Ernesto Valenzuela, como comisario suplente de la misma.----------------------------

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

--Estando presentes en la Asamblea los senores Sergio Quezada y Ernesto Valenzuela procedieron a exhibir, en dinero en efectivo, la cantidad de $100.00 (Cien pesos 00/100, moneda nacional) cada uno como garantia de su gestion, agradecieron el nombramiento de que ha sido objeto y protestaron su legal y correcto desempeno.------------------------------"4. Se acepta la renuncia del senor David A. Novak a su cargo de Vicepresidente de la Sociedad, con efectos a partir cel 6 de mayo de 1998, cargo para el que fue designado por acuerdo adoptado por los socios con fecha 30 de Abril de 1998 en Asamblea General de Socios, acuerdo que fue protocolizado en la escritura publica No. 53,282 de fecha 30 de abril de 1998, otorgada por el Lic. Miguel Alessio Robles Landa, Notario Publico No. 19 del Distrito Federal. Se agradecen al senor David A. Novak los servicios prestados a la sociedad en su desempeno como Vicepresidente de la misma.------------------------------------"5. Se acepta la renuncia del senor Fernando Holguin Maillard a su cargo de Comisario Suplente, con efectos a partir del 6 de mayo de 1998, cargo para el que fue designado por acuerdo adoptado en la Asamblea General Ordinaria de Accionistas de "Comercializadora Jafra, S.A.", anterior denominacion de la Sociedad, con fecha 10 de noviembre de 1988, el cual fue protocolizado en la escritura publica No. 29,199 de fecha 5 de octubre de 1990, otorgada por el Lic. Roberto Nunez y Bandera, Notario Publico No. 1 de la cuidad de Mexico, Distrito Federal y cuyo nombramiento fue ratificado en diversas ocasiones, siendo la ultima el acuerdo adoptado en la Asamblea General Extraordinaria de Accionistas de Jafra Cosmetics, S.A. de C.V. celebrada el dia 30 de marzo de 988 y protocolizada mediante escritura publica no. 53,178 de fecha 13 de abril de 1998, otorgada por el Lic. Miguel Alessio Robles, Notario Publico No. 19 de Mexico, D.F. Se agradecen al senor Fernando Holguin Maillard los servicios prestados a la sociedad en su desempeno como Comisario de la misma."---------------------------------------"6. Se acepta la renuncia del senor Alfonso Galan Jimenez de la Cuesta a su cargo de Comisario Suplente, con efectos a partir del 6 de mayo de 1998, cargo para el que fue designado por acuerdo adoptado en Asamblea General Ordinaria Anual de Accionistas de Jafra Cosmetics, S.A. de C.V., celebrada el dia 31 de mayo de 1996, mismo que fue protocolizado en la escritura publica No. 4,457 de fecha 3 de octubre de 1996, otorgada por el Lic. Carlos Antonio Rea Field, Notario Publico No. 187 del Distrito Federal y cuyo nombramiento fue ratificado en diversas ocasiones, siendo la ultima el acuerdo adoptado en la Asamblea general Extraordinaria de Accionistas de Jafra Cosmetics, S.A. de C.V. celebrada el dia 30 de marzo de 1998 y protocolizada mediante escritura publica no. 53,178 de fecha 13 de abril de 1998, otorgada por el Lic. Miguel Alessio Robles, Notario Publico No. 19 de Mexico, D.F. Se agradecen al senor Alfonso Galan Jimenez de la Cuesta los servicios prestados a la sociedad como Comisario Suplente de la misma."--------PUNTO CUARTO. -En relacion con el cuarto punto del Orden del Dia, el senor Eugenio Lopez Barrios, en su calidad de Presidente de la Asamblea, expuso a la Asamblea la designacion de los Senores Alberto Mena Adame, James A. Ritch Grande Ampudia y a la Srita. Monica Rosado Reygadas, como delegados de la Asamblea, a efecto de que cualquiera de ellos, conjunta o separadamante, indistintamente, lleve a cabo los actos y firme los documentos que fueren necesarios para dar cumplimiento y formalizar las resoluciones adoptadas por esta Asamblea, incluyendo, entre otras: i) la obtencion del permiso correspondiente de la Secretaria de Relaciones Exteriores, en caso de que el mismo se requiera, ii) protocolizar por Notario Publico e inscribir en el Registro Publico de la Propiedad y del Comercio del Distrito Federal los acuerdos de transformacion y, en general, el acta de esta Asamblea, y iii) publicar el balance general de la sociedad, asi como los avisos que fueren necesarios o convenientes, en relacion con las resoluciones adoptadas por la Asamblea.------- ---------------------------------------------------Al respecto la asamblea adopto, por unanimidad de votos, la siguiente:---------------------------------- -------------------------------RESOLUCION---------------------------------------
--"1. Se designan delegados de esta asamblea a los senores Alberto Mena Adame, James A. Ritch Grande Ampudia y a la Senorita Monica Rosado Reygadas, a efecto de que cualquiera de ellos, conjunta o separadamente, indistintamente, lleve a cabo los actos y firme los documentos que fueren necesarios para dar cumplimiento y formalizar las resoluciones adoptadas por esta asamblea, incluyendo, entre otras: i ) la obtencion cel permiso correspondiente de la Secretaria de Relaciones Exteriores, en caso de que el mismo se requiera, ii) protocolizar por Notario Publico e inscribir en el Registro Publico de la Propiedad y del Comercio del Distrito Federal los acuerdos de transformacion y, en general, el acta de esta Asamblea, y iii) publicar el balance general de la sociedad, asi como los avisos que fueren necesarios o convenientes, en relacion con las resoluciones adoptadas por la Asamblea."-------------------------------- -------------------------------------------El Presidente suspendio la Asamblea para la redaccion de la presente acta, la cual fue leida y aprobada por todos los que en ella intervinieron y firmada por el Presidente y el Secretario de la Sociedad.-----------------------------------------------------------------------
-------Se hace constar que al momento de adoptarse todas y cada una de las resoluciones contenidas en esta acta estuvo representada y participo la totalidad del capital de la sociedad. Se anexan al expediente de esta Acta de Asamblea, bajo la LETRA "B", las cartas poder con las que los representantes de los socios acreditaron su representacion en la Asamblea.------------------------ ---------------------------------------------------------------------Se levanto la asamblea a las 11:00 hrs. del 6 de Mayo de 1998.-----------------------------
---Sr. Eugenio Lopez Barrios. --Presidente.--Rubrica.--Sr. Alberto Mena Adame.-- Secretario.--Rubrica.-----------------------------------------------------------
-------------------------ANEXO "A"----------------------------------------------
--------------------------------------------------------------------------------
--ESTATUTOS SOCIALES DE---------------------------------------------------------
---JAFRA COSMETICS, S.A. DE C.V.------------------------------------------------
NOMBRE, DOMICILIO, OBJETO, DURACION Y NACIONALIDAD-----------ARTICULO I. La denominacion de la Sociedad es "JAFRA COSMETICS", la cual ira siempre de las palabras "Sociedad Anonima de Capital Variable" o por su abreviatura, "S.A. de C.V."---------------------------------------------------------------------------
------------------ARTICULO II. El domicilio de la Sociedad es la Ciudad de Mexico, Distrito Federal, mismo que no se considerara modificado aun cuando la Sociedad establezca agencias o sucursales en cualquier otra parte de la Republica Mexicana o del extranjero, o designe domicilios convencionales para la celebracion de actos y contratos especificos.------------
---ARTICULO III.  La sociedad tendra por objeto:--------------------------------
------------------1. El ejercicio del comercio en general, incluyendo la compra, venta, manufactura, distribucion, comercializacion, importacion, exportacion y almacenamiento de toda clase de articulos para el cuidado de la piel, cosmeticos de color, fragancias y cualesquiera otros productos para el cuidado e higiene personal, articulos de joyeria y/o cualquier otro producto que la administracion de la Sociedad considere necesario o conveniente, asi como todas las actividades relacionadas de manera directa o indirecta con dicho objeto.-

--2. Fabricar, exportar, importar, adquirir, enajenar, arrendar, subarrendar, dar y tomar en comodato todo tipo de mercaderias, equipos, maquinaria, implementos y efectos necesarios para realizar las actividades descritas en el parrafo 1) que antecede.----------------3. Adquirir y disponer por cualquier medio legal de cualquier tipo de acciones, intereses o participaciones en otras sociedades, fideicomisos, negocios o asociaciones, tanto de naturaleza civil como mercantil.-------------------------------------------------------------4.
Comprar, vender, arrendar, hipotecar o gravar de cualquier forma legalmente permitada, lo bienes muebles o inmuebles que se requieran o que sean convenientes para la consecucion del objeto social, incluyendo la adquisicion, establecimiento y operacion de laboratorios de investigacion.----------------- ------------------------------------------------------5. Prestar y pedir prestado dinero con o sin garantia y garantizar las obligaciones de terceros por cualquier medio (incluyendo los medios de garantia personal, fianza, prenda, hipoteca, aval o de otra cualquier forma).--------------------------------------
----------------------6. Adquirir, transferir o disponer por cualquier medio legal de patentes, derechos de patente, invenciones, marcas, nombre comerciales, derechos de autor o de cualquier otro tipo de propiedad intelectual que pueda ser necesaria o conveniente para la consecucion del objeto social.---- -----------------------------------------------------------7. Actuar como agente, comisionista, representante, apoderado o de cualquier otra manera representar a todo tipo de personas morales y personas fisicas, tanto dentro como fuera del territorio nacional.---------------------------------------------
-------------------------------8. Recibir y prestar cualquier tipo de servicios relacionados con el objeto social.-----------9. Establecer sucursales, subsidiarias, agencias y oficinas de representacion en Mexico y en el extranjero.---------------------------------------------------------------------
-------------------10. Proporcionar y recibir servicios de maquila y de fabricacion o procesamiento de materiales a y de toda clase de entidades y negocios industriales y comerciales.---------------11. En general, realizar todo tipo de negocios y actividades que se relaciones de manera directa o indirecta con el objeto social.-------------------------------------------------
-----ARTICULO IV. La duracion de la sociedad sera indefinida.----------------- -----------------ARTICULO V. La Sociedad es de nacionalidad Mexicana. Todo extranjero que al momento de la constitucion o en cualquier momento posterior, adquiera un interes o participacion en la Sociedad se considerara por ese solo hecho como Mexicano con respecto a dicho interes o participacion y se entendera que conviene en no invocar la proteccion de su Gobierno, bajo la pena, en caso contrario, de perder las participaciones o intereses que hubiese adquirido en favor de la Nacion Mexicana.----------------------------------------------------
----CAPITAL SOCIAL Y ACCIONES---------------------------------------------------
ARTICULO VI. El capital social sera variable. La parte minima fija sin derecho a retiro del capital social sera la cantidad de $50,000.00 Pesos (Cincuenta mil Pesos 00/100 M.N.) integramente suscrita y pagada, representada por 50,000 (cincuenta mil) acciones ordinarias Serie "A", nominativas con valor nominal de $1.00 M.N. (UN PESOS 00/100 MONEDA NACIONAL) cada una.--------------------------
------------------------------------------- La parte variable del capital de la sociedad estara integrada por acciones ordinarias, nominativas, Serie "B", con valor nominal de $1.00 M.N. (UN PESOS 00/100 MONEDA NACIONAL) cada una.--------- ----------------------------------------------------------El capital social estara representado en su parte minima fija por acciones "Serie A" y en su parte variable por acciones "Serie B". las cuales podran ser adquiridas tanto por inversionistas mexicanos como extranjeros.--------------------------------------

--ARTICULO VII. Los aumentos o las reducciones del capital variable podran realizarse en base a una resolucion de la Asamblea General Ordinaria de Accionistas, cuya resolucion no requerira ser protocolizada ni inscrita en el Registro Publico de Comercio, misma que debera determinar las condiciones en las que deba realizarse dicho aumento o reduccion, tales como los terminos de suscripcion y pago de las mismas, las caracteristicas de las acciones que se emitan y cualquier otro asunto relacionado. Dichos aumentos de capital podran pagarse en dinero o en especie por los accionistas de la sociedad, tal como haya sido acordado por los accionistas de la compania y resuelto por la Asamblea de Accionistas que resuelva dicho aumento de capital.----------------------------- ---------------------Por otro lado, los futuros aumentos o reducciones del capital fijo deberan ser acordados por una Asamblea General Extraordinaria de Accionistas.----------------------------------------ARTICULO VIII. Los titulos de acciones y, en su caso , los certificados provisionales, contendran las menciones a que se refiere el articulo 125 de la Ley General de Sociedades Mercantiles. La Clausula Quinta de estos sera de igual forma transcrita.------- --ARTICULO IX. Cada accion representara un voto en las Asambleas de Accionistas; el tenedor de la acciones de la Sociedad tendra derecho a votar en todos los asuntos sometidos en la asamblea cuando por ley o por estos Estatutos tenga derecho a votar, todas las acciones conferiran iguales derechos y obligaciones a sus tenedores.----------------ARTICULO X. Los titulos de las acciones contendran la firma del Administrador Unico o de dos miembros del Consejo de Administracion, segun el caso. La firma de los Consejeros, si fuese autorizado por el Consejo de Administracion, podra ser facsimilar, sujeto a la condicion de que en tal caso los originales de las firmas respectivas seran depositadas en el Registro Publico de Comercio correspondiente.----------------- --------------A solicitud de cualquier accionista, a cuyo cargo correran los gastos que deriven de ello, los titulos de las acciones podran ser intercambiados por diferentes titulos que representen un numero diferente de acciones.-------------------------------------------------------ARTICULO XI. La
Sociedad debera llevar un Libro de Registro de Accionistas en el que se inscribiran todas las operaciones de suscripcion, adquisicion o transferencia, asi como cualquier gravamen de que sean objeto las acciones representativas del capital social.-----------------------------------------------------------------
--La Sociedad considerara como propietario de las acciones nominativas a la persona registrada como tal en el Libro de Registro de Accionistas.------------- --------------------------ARTICULO XII. Los aumentos del capital social podran efectuarse por medio de aportaciones en efectivo o en especie, por medio de la capitalizacion de reservas, o cualquier otro excedente. En los casos de aumento de capital social por medio de una nueva aportacion de efectivo, los accionistas tendran el derecho de preferencia para suscribir y pagar las acciones que seran emitidas, en proporcion con su tenencia accionaria al momento de ejercitar dicho derecho de preferencia, dentro de los quince dias siguientes a la fecha de publicacion del aviso correspondiente en el Diario Oficial de la Federacion o calculados a partir de la fecha en que se celebro la asamblea, en el caso de que todas la acciones representativas del capital social de la sociedad hayan estado presentes o representadas en dicha asamblea.------------------------------------ ----------------------------------En el caso en que despues de la terminacion del plazo durante el cual los accionistas hayan tenido el derecho de ejercitar su derecho de preferencia, algunas acciones no hayan sido suscristas, el Administrador Unico o el Consejo de Administracion ofrecera dichas acciones a terceros o las guardara en la tesoreria de la Sociedad, de conformidad con el acuerdo tomado por la Asamblea de Accionistas en el que se haya aprobado el aumento de capital.-------------------------------------------------------------
------------------------------------No se podran emitir nuevas acciones hasta que las acciones previamente emitidas hayan sido integramente suscristas y pagadas.--------------------------------------------------------------La
Sociedad llevara un Libro de Registro de Variaciones de Capital.---------------- -----------------------------------------------ADMINISTRACION-------------------
-------------------------ARTICULO XIII. La administracion de la Sociedad sera confiada a un Administrador Unico o a un Consejo de Administracion integrado po el numero de Consejeros que determine la Asamblea Ordinaria de Accionistas. La Asamblea Ordinaria de Accionistas tambien podra designar a Consejeros Suplentes para actuar en el caso de ausencia de los Consejeros Propietarios.-------------- ------------------------------------------------------------------ARTICULO XVI.
El Administrador Unico o los miembros del Consejo de Administracion en su caso, no necesitan ser accionistas de la Sociedad, y, por regla general, duraran en su cargo un ano contado a partir de la fecha de su designacion pudiendo ser reelectos. En todo caso, permaneceran en su cargo hasta que sus sucesores tomen posesion de sus cargos.---------------------------------------------------------
----------------ARTICULO XV. La Asamblea de Accionistas o el Consejo de Administracion en Sesion designaran de entre sus miembros a una persona que actue como Presidente del Consejo de Administracion. Tambien podra designar un Secretario quien no necesariamente debera ser Consejero.------------------------ ------------------------------------------------------------ARTICULO XVI. Las
sesiones del Consejo de Administracion seran celebradas en el domicilio social o en cualquier otro lugar segun se determine previamente en la convocatoria respectiva. Las sesiones de Consejo podran ser llevadas a cabo en cualquier momento, pero al menos una vez al ano y seran convocadas por el Presidente o el Secretario del Consejo o por cualesquiera dos Consejeros o por los Comisarios de la Sociedad. La persona o personas que deseen convocar la sesion lo informaran al Secretario del Consejo quien inmediatamente emitira la convocatoria respectiva.-------------Las convocatorias seran hechas por escrito y enviadas al domicilio de cada miembro del Consejo de Administracion o al lugar que designen para tales efectos por telex contrasenado o telegrama o telecopia confirmados, con por los menos 15 dias naturales de anticipacion a la fecha de la sesion.
Las convocatorias especificaran el objeto, la hora, fecha y lugar para la sesion y sera firmadas por el Secretario del Consejo. Sin perjuicio de lo anterior, el requisito de la convocatoria podra renunciarse por cualquier consejero en relacion a cualquier sesion.----------------------------------------------------
---------------------ARTICULO XVII. Para que las sesiones del Consejo de Administracion puedan celebrarse validamente, se requerira la asistencia de por los menos la mayoria de los consejeros o sus respectivos suplentes. Las resoluciones del Consejo de Adminitracion seran validas unicamente si fueron aprobadas por el voto favorable de la mayoria de los miembros del Consejo de Administracion presentes.-----------------------------------------------Las resoluciones aprobadas unanimemente por todos los Consejeros fuera de sesion tendran, para todos los efectos legales, la misma validez que si hubieran sido adoptadas en sesion de consejo, siempre que sean confirmadas por escrito despues de que hayan sido tomadas.------------------------------------------------------
---------------------------------------ARTICULO XVIII.  El Consejo de
Administracion podra designar de entre sus miembros, un o mas delegados para la realizacion de tareas especificas, con las facultades que le sean expresamente conferidas en cada caso.--------------------------------------------------------

-ARTICULO XIX. El Administrador Unico o el Consejo de Administracion, segun sea el caso, tendran las siguientes facultades:-------------------------------- ----------------------------a) poder general para pleitos y cobranzas, con las Facultades mas amplias permitidas por la ley, en terminos del primer parrafo de articulo 2554 de Codigo Civil para el Distrito Federal y los articulos correlativos de cualquier otro codigo civil de la Republica Mexicana (el "Codigo Civil"), con todas las facultades generales y especiales que requieran Clausula especial, incluyendo aquellas previstas en el articulo 2587 del Codigo Civil, por lo que estaran facultados de una manera enunciativa pero no limitativa para: representar a la Sociedad ante autoridades federales, estatales, municipales, administrativas y judiciales, ante la Secretaria del Trabajo y ante las Juntas de Conciliacion y Arbitraje y para firmar los documentos que sean necesarios en ejercicio de sus facultades; para ejercitar toda clase de derechos y acciones ante cualquier autoridad y Juntas de Conciliacion y Arbitraje; para someterse a cualquier jurisdiccion; para promover y desistirse aun del juicio de amparo; para presentar cargos y querellas penales y para comparecer como parte ofendida y coadyuvar con el Ministerio Publico y otorgar perdones; para transigir; para comprometer en arbitros; para articular y absolver posiciones; para aceptar y liberar toda clase de garantias; para hacer cesion de bienes y para llevar a cabo los demas actos que esten expresamente determinados por la ley.----------b) Poder general para actos de administracion en terminos del segundo parrafo del articulo 2554 del Codigo civil entre las que se inclyen las facultades de celebrar, modificar, cumplir y rescindir toda clase de contratos y convenios, obtener prestamos y en general llevar a cabo todos los actos que esten directamente o indirectamente relacionados con los objetos sociales.------------ -----------------------------------------------------c) Poder general para actos de dominio en terminos del tercer parrafo del articulo 2554 del Codigo Civil incluyendo las facultades para adquirir, transferir la titularidad de, asi como gravar mediante prenda, hipoteca o de cualquier otra forma, derechos personales y reales.------------------------------------------------------------
------------------------------------------d)  Poder para emitir, aceptar, endosar y de cualquier otra manera suscribir titulos de credito de conformidad con el articulo Noveno de la Ley General de Titulos Y Operaciones de Credito.--- -----------------------------------------------------------------------e) Poder
para conferir y revocar poderes generales y especiales dentro del ambito de las facultades anteriormente mencionadas.-------------------------------------------
--------------------f) Establecer sucunsales y agencias en cualquier parte ya sea dentro o fuera de los Estados Unidos Mexicanos y cerrar dichas sucursales o agencias.-------------------------------g) Establecer subsidiarias en cualquier parte ya sea dentro o fuera de los Estados Unidos Mexicanos y para liquidar y disolver dichas subsidiarias.--------------------------------h) Designar y remover gerentes, funcionarios y empleados de la Sociedad y determinar sus facultades, deberes y remuneraciones.-------------------------------------------
-------------------------------------------ASAMBLEAS DE ACCIONISTAS-------------
------------------------ARTICULO XX. La autoridad suprema de la sociedad es la Asamblea General Ordinaria de Accionistas, la cual podra por lo tanto adoptar toda clase de acuerdos y ratificar todos los actos y transacciones realizadas por la sociedad. Los acuerdos adoptados por la Asamblea de Accionistas seran implementados por el Administrador Unico o el Consejo de Administracion, segun sea el caso, o por la persona expresamente designada para tales efectos por la Asamblea de Accionistas. Toda Asamblea de Accionistas se celebrara en el comicilio social, salvo que el Administrador Unico o el

Consejo de Administracion senalen otro lugar para tal efecto, o bien por caso fortuito o fuerza mayor.--------------------------------------------------------
ARTICULO XXI. Las Asambleas de Accionistas seran Ordinarias o Extraordinarias. Las Asambleas Ordinarias de Accionistas se celebraran por los menos una vez al ano dentro de los primeros cuatro meses posteriores al cierre del ejercicio fiscal. Las Asambleas Extraordinarias de Accionistas tendran lugar cuando sea necesario resolver cualquiera de los asuntos contenidos en el articulo 182 de la Ley General de Sociedades Mercantiles.------------------------------------------
-----------------------------------------------------ARTICULO XXII.  Las
Asambleas de Accionistas, ya sean ordinarias o extraordinarias, se celebraran previa convocatoria del Administrador Unico o el Consejo de Administracion o por cualquiera de los Comisarios en caso de incumplimiento del Administrador unico
o del Consejo de Administracion de conformidad con lo establecido en el articulo 166, fraccion VI de la Ley General de Sociedades Mercantiles. Las Asambleas se celebraran tambien a solicitud los accionistas en los terminos de los articulos 184 y 185 de la Ley General de Sociedades Mercantiles.-------------------------- -----------------------Las convocatorias para las Asambleas de Accionistas contendran el lugar, fecha y hora en La cual se celebrara la asamblea, asi como la mencion de ser la primera o subsecuente convocatoria. Las convocatorias se publicaran en uno de los periodicos de mayor circulacion en el domicilio social, con por lo menos quince (15) dias naturales anteriores a la fecha fijada para la asamblea. En caso de una segunda convocatoria, se publicara dicha convocatoria por los menos tres (3) dias anteriores a la fecha fijada para la asamblea. Las convocatorias para cualquier Asamblea de Accionistas tambien deberan ser enviadas por telecopia a cualquier accionista extranjero para asegurar su recepcion con por lo menos quince (15) dias de anticipacion a la fecha de la asamblea.------------------Los acuerdos unanimemente aprobados por todos los accionistas que no se hayan reunido en una asamblea, tendran, para todos los efectos legales, los mismos efectos juridicos que se hubieran tomado en una asamblea, siempre y cuando sean confirmados por escrito en cualquier momento posterior a aquel en que fueron tomados.--------------------ARTICULO XXIII. Las Asambleas Ordinarias de Accionistas quedaran legalmente instaladas en la primera convocatoria si los accionistas tenedores de por lo menos el 50% (cincuenta por ciento) del capital social con derecho a voto de la Sociedad se encuentran presentes o debidamente representados en dicha Asamblea y, los acuerdos ahi tomados seran validos unicamente si son aprobados por el voto de la mayoria de los accionistas presentes en dicha Asamblea. En el caso de que una Asamblea Ordinaria no se celebre en la fecha programada por la falta de quorum, una segunda convocatoria o una subsecuente convocatoria se realizara con la mencion de dicha circunstancia y, en dicho caso, las Asambleas Ordinarias de Accionistas seran consideradas como legalmente instaladas independientemente del numero de las acciones presentes o representadas el la asamblea y los acuerdos adoptados seran validos si son aprobados por el voto favorable de los presentes
o representados.----------------------------------------------------------------
------ARTICULO XXIV. Las Asambleas Extraordinarias quedaran legalmente instaladas el la primera convocatoria si los accionistas tenedores de por lo menos el 75% (setenta y cinco por ciento) del capital social con derecho a voto de la sociedad estan presentes o debidamente representados en dichas Asambleas; y en el caso de una segunda o subsecuente convocatoria, las Asambleas Extraordinarias de Accionistas quedaran legalmente instaladas si por lo menos el 50% (cincuenta por cinto) de los accionistas tenedores de las acciones representativas del capital social con derecho a voto se encuentran presentes o debidamente representados en cualquier Asamblea. Los acuerdos tomados en Asamblea Extraordinarias de Accionistas, ya sea en primera o subsecuentes convocatorias, seran validas si son aprobadas por el voto favorable de los accionistas que representen por lo menos la mitad del capital social con derecho a voto de la Sociedad.-----ARTICULO XXV. Para poder asistir a la Asambleas, los accionistas deberan de acreditar su capacidad como tales por medio de su registro en el Libro de Registro de Accionistas. Los Accionistas podran ser representados en las asembleas por un apoderado que cuente con un poder general o especial o por un apoderado designado por medio de carta poder. ---------------------------------------------------------------------Las
Asambleas de Accionistas seran presididas por el Administrador Unico o el Presidente del Consejo de Administracion, segun sea el caso. En su ausencia, dichas asembleas seran presididas por la persona que designe para tales efectos la mayoria de los asistentes de la asamblea correspondiente. El Secretario del Consejo de Administracion actuara como Secretario de la Asamblea de Accionistas y, en su ausensia, la persona designada para tales efectos por los accionistas en la asamblea correspondiente. El Presidente nombrara a uno o dos de los asistentes como escrutadores, los tuales podran ser o no miembros del Consejo de Administracion o accionistas, para que puedan determinar si se ha reunido el quorum legal y para contar los votos emitidos si fuera necesario o solicitado por el Presidente de la asamblea.-------------------------------------------
ARTICULO XXVI. Una vez legalmente instalada la asamblea, si alguno de los puntos del orden del dia no ha sido resuelto, dicha asamblea podra ser pospuesta y continuara el siguiente dia habil, sin necesidad de una nueva convocatoria.------------------------------------Las actas de las Asambleas de
Accionistas seran registradas en el Libro de Actas las cuales conservara el Secretario, junto con un juego duplicado de las actas, una lista de los accionistas que asistieron a la asamblea, firmada por el escrutador, los poderes, copias de la publicacion el la cual se publico la convocatoria, copias de cualquier reporte, cuentas de la sociedad y cualesquier otro documento que haya sido presentado en la asamblea. Cuanto las actas de una asamblea no pueden ser registradas en el Libro de Actas, dichas actas deberan de protocolizarse ante notario publico. Las actas de las Asambleas Extraordinarias de Accionistas deberan protocolizarse e inscribirse en el Registro Publico de Comercio del domicilio social. Todas las actas de asambleas de accionistas, asi como el registro de aquellas no celebradas por falta de quorum, deberan firmarse por el Presidente y el Secretario de la Asamblea, asi como por los Comisarios que deberan haber asistido a cualquier asamblea.------------------------------------ -------------------------------ARTICULO XXVII. Cualquier Asamblea Ordinaria o Extraordinaria de accionistas estara legalmente celebrada sin necesidad de convocatoria previa si todas las acciones representativas del capital social se encuentran presentes al momento de la emision de los votos.---------------------
--------------------------------------------------------------------------------
-Las Asamblea de Accionistas determinara la remuneracion, si tal es el caso, a los miembros del Consejo de Administracion y a los Comisarios de la sociedad.--- -----------------------------------------------VIGILANCIA-----------------------
--ARTICULO XXVIII. La vigilancia de la Sociedad quedara confiada a uno o mas Comisarios, tal como sea determinado por los Accionistas en una Asamblea Ordinaria. Un Comisario Suplente podra ser designado por cada Comisario Propietario.------------------Los Comisarios, por regla general, ocuparan su cargo durante un ano, contado a partir de la fecha de su designacion, debiendo continuar en su en cargo hasta que sus sucesores tomen posesion de sus cargos.---------------------------------------------------
La remuneracion que perciban los Comisarios sera determinada por los Accionistas en una Asamblea General.--------------------------------------------------------
ARTICULO XXIX. Los Comisarios tendran las facultades y obligaciones contenidas en el articulo 166 de la Ley General de Sociedades Mercantiles.----------------- EJERCICIO FISCAL Y UTILIDADES-----------------------------------ARTICULO XXX. El ejercicio fiscal de la sociedad no excedera de un ano calendario e iniciara y terminara en las fechas determinadas por los Accionistas en una Asamblea ordinaria o por el Administrador Unico o el Consejo de Administracion.---------- -------------ARTICULO XXXI. Las utilidades netas obtenidas en cada ejercicio fiscal, se aplicaran conforme a lo siguiente:---------------------------------- ---------------------------------------------a) La cantidad que podra ser determinada por los accionistas debera primeramente apartarse para la creacion o restablecimiento de la Reserva Legal, segun el caso, dicha suma no sera menor al 5% de las utilidades netas hasta que sea equivalente a una quinta parte del capital social.-----------------------------------------------------------------
-----------------b) La cantidad necesaria para pagar a los trabajadores y empleados, el reparto de utilidades correspondiente confirme a la ley; y,------- ----------------------------------------------c) El remanente sera distribuido conforme a lo dispuesto por los Accionistas en una Asamblea especial.-----------
--------------------------------------------------------------------------------
----------------------DISOLUCION Y LIQUIDACION----------------------------------
-----ARTICULO XXXII. La sociedad sera disuelta anticipadamente en caso de:----- -----------I.- Si la realizacion del ojeto social se volviese imposible;------- -------------------------------II.- Por resolucion de los accionistas tomada en una Asamblea Extraordinaria de Accionistas.------------------------------------- ----------------------------------------------------------III.- Si el numero de accionistas se reduce a un numero menor del minimo legal (dos);---IV.- En caso de perdida de dos terceras partes del capital de la sociedad, salvo que los accionistas restablezcan o reduzcan el mismo; y--------------------------------- -------------------V.- En cualquier otro caso previsto en la ley.--------------
---------------------------------------En caso de disolucion, la sociedad se colocara en liquidacion, la cual sera confiada a un liquidador designado por la misma Asamblea Extraordinaria que resuelve de la disolucion. El liquidator podra
o no ser accionista de la sociedad y tendra las facultades y recibira la remuneracion aprobada por la Asamblea de Accionistas. La Asamblea de Accionistas establecera un termino para la consecucion de los encargos del liquidador, asi como las reglas generales para la realizacion de dichas tareas.----------------- ------------------------------------ARTICULO XXXIII. Durante el proceso de liquidacion, las Asambleas de Accionistas se celebraran de conformidad con los terminos establecidos en este instrumento. Los liquidadores tendran las facultades investidas en el Consejo de Administracion, con las limitaciones impuesta por el proceso de liquidacion. Los Comisarios deberan realizar las mismas funciones durante el proceso de liquidacion en funcionamiento normal de la sociedad y mantendran la misma relacion con los liquidadores que la mantenida con los Consejeros.-------------------------------------------------------------
-----------------------------------ARTICULO XXXIV.  En todos los asuntos que no esten especificamente mencionados en este instrumento, aplicaran las disposiciones de la Ley General de Sociedades Mercantiles".--------------------- ------------------------------------------------------------------------Declara
el compareciente que las firmas que aparecen en esta acta son autenticas y corresponden a las personas de referencia, apercibido de las penalidades que marca el

Codigo Penal en los Articulos Ciento cincuenta y siete, ciento sesenta y ocho, ciento sesenta y nueve y ciento setenta.---------------------------------------
--------------------------------------XV.-Que con fecha doce de noviembre de mil novecientos novent y ocho, se publico en el Diario Oficial de la Federacion, el acuerdo de transformacion, asi como el Balance General de la Sociedad, en los terminos de la copia que agrego al apendice de este instrumento bajo la letra "B".--------------------------------------------------------------------------
Expuesto lo anterior , el compareciente procede a otorgar la siguiente:--------- ------------PROTOCOLIZACION DE ACTA DE ASAMBLEA GENERAL EXTRAORDINARIA ----------------------------------CLAUSULAS-------------------------------------
---------------------PRIMERA.--El senor ALBERTO MENA ADAME, en su caracter de Delegato Especial del Acta de Asamblea General Extraordinaria de Accionistas de la Sociedad Mercantil denominada "JAFRA COSMETICS, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, celebrada el dia seis de Mayo de mil novecientos noventa y ocho, deja debidamente P R O T O C O L I Z A D A dicha acta para todos los efectos legales correspondientes.-------------------------------------------
----------SEGUNDA.--Como consecuencia de la protocolizacion contenida en la clausula inmediata anterior, queda:---------------------------------------------
---------------------------------I.-Aprobada la transformacion de JAFRA
COSMETICS, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, en SOCIEDAD ANONIMA DE CAPITAL VARIABLE, asi como aprobada la reforma total de los estatutos sociales los cuales se mencionan en el anexo "A" del acta que mediante este instrumento se protocoliza, los cuales se tienen aqui por integra y totalmente reproducidos como si se insertasen al pie de la letra.-------------------------- ---------------------II.--Aprobado como consecuencia de la transformacion de la Sociedad a una Sociedad Anonima de Capital Variable, el cambio a acciones ordinarias, comunes, nominativas, quedando distribuido de la siguiente manera:-- -----------------------------------------------------ACCIONISTA-----------------
NUMERO DE ACCIONES-----------TOTAL-----------------------------------------SERIE
"A"-----------------------SERIE "B"----------------------------------Jafra
Cosmetics--------49,999---------------------15,194,902----------15,244,901------
Internacional, S.A. de C.V.-----------------------------------------------------
------------------------Consultoria Jafra,------------------------1-------------
-----------------------------------------1---S.A. de C.V.-----------------------
--------------------------------------------------------------------------------
T O T A L----------------------50,000---15,194,902---15,244,902-----------------
-----III.--Aprobado el nombramiento de los miembros del Consejo de Administracion de la Sociedad el cual quedo integrado por las siguientes personas:-------------------------- ------------------PROPIETARIO---------------
CARGO--------------------------------------Eugenio Lopez Barrios----------------
Presidente------------------------------------Ralph S. Mason III----------------
Vicepresidente-------------------------------Alberto Mena Adame-----------------
Secretario------------------------------------Martha Cecilia Echeverri Corre----
Vocal-----------------------------------------SUPLENTE--------------------------
Maria Dolores Sanchez Cano Gascon-----------------------------------------------
IV.-Aprobada la designacion del Contador Publico SEGIO QUEZADA, como Comisario de la Sociedad y al Contador Publico ERNESTO VALENZUELA, como Comisario suplente de la misma.--------------------------------------------------------------------
V.-Aprobada la renuncia de los senores DAVID A. NOVAK a su cargo de

Vicepresidente y de los senores FERNANDO HOLGUIN MAILLARD y ALFONSO GALAN JIMENEZ DE LA CUESTA, a sus cargos de Comisarios de la Sociedad.----------- TERCERA.-El compareciente faculta al suscrito Notario, para efectuar las diligencias necesarias a fin de obtener la inscripcion del primer testimonio de la escritura, en el Registro Publico de la Propiedad correspondiente.----------- ------------------------------------------ CUARTA.--Los honorarios, impuestos y derechos que origine el otorgamiento de la presente escritura, seran por cuenta exclusiva de la sociedad otorgante.---------------------------------------------
------------------------ PERSONALIDAD-------------------------------------------
-------------------------------El Senor ALBERTO MENA ADAME, en su caracter de Delegado Especial, acredita su personalidad con el Acta de Asamblea General Extraordinaria de Accionistas de la Sociedad Mercantil denominada "JAFRA COSMETICS", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, misma que ha quedado debidamente Protocolizada y que se menciona en el decimo cuarto punto de este mismo instrumento.------------------------------------------------------- YO, EL
NOTARIO, DOY FE:-------------------------------------------------------- I. Que
conozco al compareciente, quien en mi concepto tiene capacidad legal y por sus generales manifesto ser de nacionalidad mexicana por nacimiento, originario de Mexico, Distrito Federal, en donde nacio el dia diecisiete de octubre de mil novecientos sesenta, casado, Licenciado en Derecho, con Registro Federal de Contribuyentes"MEAA guion sesenta diez diecisiete", y con domicilio en Boulevard Adolfo Lopez Mateos numero quinientos quince, Colonia Tlacopac, Mexico, Distrito Federal.-----------------------------------------------II.-Que declara el compareciente bajo protesta de decir verdad que se encuentra al corriente en el pago del Impuesto Sobre la Renta aunque sin haberlo comprobado documentalmente ante el suscrito Notario.-------------------------------------------------------
III.-Que lo relacionado e inserto en la prsente acta concuerda fielmente con sus originales a los que me remito y que tuve a la vista.--------------------------- IV.-Que el compareciente se identifico en los terminos del articulo Setenta y seis de la Ley Organica del Notariado del Estado de Mexico en vigor, identificacion de la cual se anexa una copia al apendice de esta escritura marcada con la letra "C", asi como una al testimonio.--------------------- V.-Que lei la presente escritura en voz alta al compareciente, mismo a quien le explique el valor y las consecuencias legales de su contenido, me manifesto su conformidad y la aprueba, ratifica y firma el dia, mes y ano de su otogamiento, fecha en que Yo, el Notario AUTORIZO DEFINITIVAMENTE esta escritura.---DOY FE.-- ALBERTO MENA ADAME---Rubrica.---------------------------------------------------
Ante mi, JORGE antonio francoz garate.--Rubrica---Sello de Autorizar.-------Para cumplir con lo prevenido en los Articulos Dos mil cuatrocientos uno, Dos mil cuatrocientos siete, Dos mil cuatrocientos ocho, Dos mil cuatrocientos veintiocho y Dos mil cuatrocientos cuarenta y uno, del Codigo Civil vigente en el Estado de Mexico y sus correlativos de los Codigos Civiles del Distrito Federal y las demas Entidades Federativas de la Republica Mexicana, se inserta el texto integro de los mismos a continuacion:----------ARTICULO 2401.--El contrato de madato se reputa perfecto por la aceptacion del Mandatario.--------- El mandato que implica el ejercicio de la profesion se presume aceptado cuando es conferido a personas que ofrecen al publico el ejercicio de su profesion, por el solo hecho de que no lo rehusen dentro de los tres dias siguientes.---------- La aceptacion puede ser expresa o tacita. Aceptacion tacita es todo acto en ejecucion de un mandato.--------------------------------------------------------------------
---------------------------------------ARTICULO 2407.---El  mandato puede ser general o especial. Son generales los contenidos en los tres primeros parrafos del Articulo 2408. Cualquier otro mandato tendra el caracter de especial.------ --------------------------------------------------------------------ARTICULO
2408.---En todos los poderes generales para Pleitos y Cobranzas, bastara que se diga que se ortoga con todas las facultades generales y las especiales que requieran clausulas especiales conforme a la Ley, para que se entiendan conferidos sin limitacion alguna.-------En todos los poderes generales para Administrar bienes, bastara expresar que se dan con ese caracter para que el Apoderado tenga toda clase de facultades administrativas.-----------En los poderes generales pare ejercer Actos de Dominio bastara que se den con ese caracter para que el Apoderado tenga toda clase de facultades de dueno, tanto en lo relativo a los bienes, como para hacer toda clase de gestiones a fin de defenderlos.-----------Cuando se quisieren limitar en los tres casos antes mencionados, las facultades de los Apoderados, se consignaran las limitaciones o los poderes seran especiales.-------------------Los Notarios insertaran este Articulo en los testimonios de los poderes que otorguen.------ARTICULO 2428.--- El mandatario puede encomendar a un tercero el desempeno del mandato si tiene facultades expresas para ello.--------------------------------------------------
ARTICULO 2441.---El procurador no necesita poder o clausula especial, sino en los casos siguientes:----------------------------------------------------------
I.---Para desistirse;----------------------------------------------------------
II.---Para transigir;----------------------------------------------------------
III.---Para comprometer en arbitros;-------------------------------------------
IV.---Para absolver y articular posiciones;------------------------------------
V.--- Para hacer cesion de bienes;---------------------------------------------
VI.--- Para recusar; ----------------------------------------------------------
VII.--- Para recibir pagos;----------------------------------------------------
VIII.---Para los demas actos que expresamente determine la Ley.---------------- ----Cuando en los poderes generales se desee conferir alguna o algunas de las facultades acabadas de enumerar, se observara lo dispuesto en el parrafo primero del Articulo 2408.-------------ES PRIMER TESTIMONIO DE SU ORIGINAL QUE SE EXPIDE PARA LA SOCIEDAD MERCANTIL DENOMINADA "JAFRA COSMETIC", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, EN SU CARACTER DE INTERESADA. VA EN DIECINUEVE FOJAS UTILES DEBIDAMENTE COTEJADAS, SELLADAS Y FIRMADAS.--- DOY FE.----------- NAUCALPAN DE JUAREZ, ESTADO DE MEXICO, A VEINTITRES DE NOVIEMBRE DE MIL NOVECIENTOS NOVENTA Y OCHO.------------------

[ESTAMPA OFICIAL]

EL REGISTRO PUBLICO DE COMERCIO,
EN EL FOLIO MERCANTIL NUMERO 110699
DERECHOS $504.00.  REG EN CAJA :207085
NUMERO 18987 DE FECHA: 27-11-98

REGISTO FEDERAL DE COMERCIO                     DIRECTOR DE EL REGISTRO
DISTRITO GOVERNAL                               PUBLICO DE LA
PROPIEDAD                                       DEL COMERCIO DEL D.F.


(firma)                                         (firma)
LIC. J. SILVA VIDALS NEGRETE                    LIC. RAUL CASTELLANO
                                                MARTINEZ -BAEZ

(ESTAMPA OFICIAL)                               (ESTAMPA OFICIAL)
REGISTRO PUBLICO DE COMERCIO                    REGISTRO PUBLICO DE LA
ESTADOS UNIDOS MEXICANOS                        PROPIEDAD DEL DISTRITO
                                                FEDERAL DE GOVIERNO

                                                                     TRANSLATION
                         Jorge Antonio Francoz Garate
                Notary Public 17 of the District of Tlanepantla
                               Estado de Mexico

--WRITING NUMBER TWENTY EIGHT THOUSAND FOUR HUNDRED AND SEVENTY ONE.

--VOLUME NUMBER SEVEN HUNDRED AND FORTY TWO

--In the City of Naucalpan de Juarez, State of Mexico, at the 18th day of the month of November of Nineteen Ninety eight, Me, the attorney, JORGE ANTONIO FRANCOZ GARATE, NOTARY PUBLIC NUMBER SEVENTEEN, of the Judicial District of Naucalpan, State of Mexico and Notary of the PATRIMONY FEDERAL BUILDING, give constancy that before me is Mr. ALBERTO MENA ADAME, in his character of Special Delegate of the Extraordinary General Stockholders Assembly, of the Commercial Society called "JAFRA COSMETICS", SOCIETY OF LIMITED RESPONSIBILITY OF VARIABLE STOCK, celebrated on May the 6th of Nineteen Ninety eight, in which was agreed among other points the TRANSFORMATION OF THE SOCIETY TO ANONYMOUS SOCIETY OF VARIABLE STOCK, THE ADOPTION OF SOCIAL STATUTES, THE APPOINTMENT OF THE MEMBERS OF THE ADMINISTRATION GROUP, THE SOCIETY'S EXECUTIVES AND DESIGNATION OF THE SOCIETY'S COMMISSARIES; is required to the writing Notary to P R O T O C O L I Z E in the correspondent, this Statement, to the back ground and the next clauses:---------------------

  ---------------------                            B A C K G R O U N D----------

     In the City of Mexico, Federal District, corporate domicile of Jafra Cosmetics, S. de R. L. de C. V., at 9:00 a.m. on May 6, 1998, there met Mr. James A. Ritch Grande Ampudia, in representation of Jafra Cosmetics International, S. A. de C. V., and Miss Monica Rosado Reygadas, on behalf of Consultoria Jafra, S. A. de C. V., in order to hold a GENERAL EXTRAORDINARY PARTNERS MEETING of JAFRA COSMETICS, S. DE R. L. de C. V., to which they were previously and timely called. Mr. Alberto Mena Adame, in his capacity as Secretary of the Board of Directors of the Partnership, and Mr. Eugenio Lopez Barrios, with the character of guest, were also present at the Meeting.

     By unanimous designation of the persons present at the Meeting, Mr. Eugenio Lopez Barrios acted as President of the Meeting, and the Secretary of the Board of Directors, Mr. Alberto Mena Adame, acted as Secretary hereof.

     The President of the Meeting appointed Mr. James A. Ritch Grande Ampudia as Teller who, having accepted his appointment and after reviewing the instruments containing the powers of attorney granted by the partners in favor of their representatives, as well as the Book of Registry of Shares of the Partnership, certified that the totality of the outstanding shares of the Partnership are represented at the Meeting, distributed as follows:


PARTNER                                              SHARES   VOTES
-------                                              ------   -----

Jafra Cosmetics International, S. A. de C. V.           1       1

Consultoria Jafra, S. A. de C. V.                       1       1
                                                        -       -

     TOTAL:                                             2       2

In view of the above certification made by the Teller, regarding the total representation in the Meeting of the outstanding shares issued by the Partnership, the President, based on article Sixteenth of the Articles of Partnership, declared the meeting legally convened, notwithstanding the corresponding notice was not published.

     The Meeting, by unanimous vote, approved the aforesaid statement and proceeded to deal with the issues contained in the following:

                                  A G E N D A

I. Proposal, discussion and, as the case may be, resolution on the transformation of the Partnership from a "Limited Liability Partnership with Variable Capital" into a "Stock Corporation with Variable Capital".

II. Enactment of the corporate by-laws according to the new corporate structure.

III. Ratification of the members of the board of directors, the officers of the Company, and appointment of the Commissioners ("Comisarios") thereof.

IV. Appointment of Delegates to formalize the resolutions adopted by this Meeting.

     The Meeting, by unanimous vote, approved the Agenda and proceeded to deal with the issues thereof, as follows:

     FIRST ISSUE. Regarding the first issue of the Agenda, Mr. Eugenio Lopez Barrios, in his capacity as President hereof, explained the persons present at the Meeting the convenience to modify the corporate structure of the Partnership to adopt the legal modality of stock corporation, keeping the characteristic of variable capital and that, as a consequence of such transformation, it will be necessary to adjust the Partnership's share structure pursuant to the requirements to be set forth in the new corporate by-laws, as well as those provided for in the General Law of Mercantile Corporations.

     Once the above proposal was discussed in depth, and having answered the questions arisen, at all partners' satisfaction, the Meeting unanimously resolved to adopt the following:

                                  RESOLUTIONS

     "1. It is hereby resolved to approve the transformation of JAFRA COSMETICS, S. DE R. L. DE C. V. into a "Stock Corporation with Variable Capital", based on the provisions of Articles 182, section VI, 227 and 228 of the General Law of Mercantile Corporations."

     "2. The resolutions adopted by this Meeting on the transformation of the Partnership shall become effective as regards to the Partnership itself on the date this Meeting takes place. Pursuant to the provisions of article 255 of the General Law of

Mercantile Corporations, the transformation shall become effective in connection with third parties, on the date the corresponding resolutions are recorded in the Public Registry of the Property and Commerce of the Federal District, since the Partnership hereby approves the anticipated payment of all the Partnership's debts in favor of those creditors who have not expressed their agreement with the transformation and who so request it in writing, which debts shall become due and payable as from March 31, 1998."

     "3. As a consequence and by virtue of the decreed transformation, the Company shall continue existing and operating under the name JAFRA COSMETICS which, at all times, shall be followed by the words STOCK CORPORATION WITH
VARIABLE CAPITAL,   or the abbreviations  thereof      "S. A. de  C. V.".

     "4. Regardless their participation in the capital once the transformation of the Partnership becomes effective, the partners shall continue to be liable regarding the corporate obligations up to an amount equal or equivalent to their participation. Likewise, as a result of the Partnership transformation into a stock corporation with variable capital, it is hereby approved that the capital stock of the Corporation be represented by ordinary, common, registered shares, with a par value of $1,000.00 (ONE THOUSAND PESOS 00/100ths MEXICAN CURRENCY) each. The capital stock shall be distributed as follows:


SHAREHOLDER                                         NUMBER OF SHARES
-----------                                         ----------------
                                              SERIES "A"        "SERIES "B"          TOTAL
                                              ----------        -----------          -----
Jafra Cosmetics International, S. A. de           49             15,194,902        15,243,902
 C. V.

Consultoria Jafra, S. A. de C. V.                  1                                        1
                                                  --            -----------       -----------

                          TOTAL:                  50             15,194,902       15,244,902"

     "5. The Board of Directors of the Partnership is hereby instructed to proceed to the emission of the provisional or definitive share certificates based on the new share ownership structure, as well as to the opening of a Book of Registry of Shares, which must be kept pursuant to the provisions of the General Law of Mercantile Corporations".

     "6. In compliance with the provisions of articles 223 and 228 of the General Law of Mercantile Corporations, proceed at once to formalize and record in the Public Registry of the Property and Commerce of the Federal District, the resolutions on the transformation of the Partnership adopted by this Meeting, and to publish such resolutions, as well as the general balance sheet of Jafra Cosmetics, S. de R. L. de C. V. as of April 30, 1998, in the Federal Official Gazette."

     SECOND ISSUE. Regarding the second issue of the Agenda, Mr. Eugenio Lopez Barrios, in his capacity as President of the Meeting, informed the persons present at the Meeting that, as a consequence of the transformation of the Partnership, it becomes necessary to enact new by-laws in order to adequate the Partnership agreement to the new corporate structure. Therefore, the Secretary of the Meeting proceeded to read the corporate by-laws draft which is submitted to the Meeting's consideration, which draft was sent in due time to the shareholders of the Corporation for their analysis.

     Having widely discussed the President's proposal on this issue, the Meeting unanimously resolved to adopt the following:


                                  RESOLUTIONS

     "1. Effective as from May 6, 1998, JAFRA COSMETICS, S. A. DE C. V. adopts the by-laws which text is attached to the file of the minutes of this Meeting as LETTER "A", duly initialed by the President and by the Secretary hereof, for their proper identification".

     THIRD ISSUE. Regarding the third issue of the Agenda, Mr. Eugenio Lopez Barrios, acting as President hereof, explained the Meeting the need to appoint the members of the Board of Directors of the Corporation, to ratify in their positions the officers acting as Executive Vice President and Vice President of the Corporation, as well as to appoint a Commissioner ("Comisario") and an Alternate Commissioner ("Comisario Suplente").

     On this subject, the Meeting unanimously adopted the following:


                                  RESOLUTIONS

     "1. It is hereby approved that the Board of Directors of the Corporation be composed by the same persons who used to form part of the Board of Managers before the transformation of the Partnership took place; consequently, the Board of Directors is integrated as follows:

PROPRIETARY MEMBERS                                   POSITION
-------------------                                   --------

Ralph S. Mason III                                    President
Alberto Mena Adame                                    Secretary
Martha Cecilia Echeverri Correa                       Member

ALTERNATE MEMBER
----------------

Maria Dolores Sanchez Cano Gascon"

     "2. It is hereby approved the ratification of the following individuals as officers of the Corporation: Ralph S. Mason III as Executive Vice President, and David A. Novak as Vice President."

     "3. Public Accountant Sergio Quezada is hereby appointed Proprietary Commissioner ("Comisario Propietario") of the Corporation, and Public Accountant Ernesto Valenzuela is hereby designated as Alternate Commissioner ("Comisario Suplente") thereof."

     FOURTH ISSUE. In dealing with the fourth issue of the Agenda, Mr. Eugenio Lopez Barrios, presiding over the Meeting, proposed the Meeting to appoint Messrs. Alberto Mena Adame, James A. Ritch Grande Ampudia and Miss Monica Rosado Reygadas as Delegates of this Meeting, so that any one of them, either jointly or severally, indistinctly, carry out the acts and sign the documents that may be necessary in order to comply with and formalize the resolutions adopted by this Meeting including, among others: i) obtain the corresponding permit issued by the Ministry of Foreign Affairs, in the event the same is required; ii) formalize before a Notary Public, and record in the Public Registry of the Property and Commerce of the Federal District, the transformation agreements and, in general, the minutes of this Meeting; and iii) publish the general balance sheet of the Partnership, as well as the notices that may be necessary or convenient regarding the resolutions adopted by this Meeting.

     On this subject, the Meeting unanimously adopted the following:

                                   RESOLUTION

     "1. Messrs. Alberto Mena Adame, James A. Ritch Grande Ampudia and Miss Monica Rosado Reygadas are hereby appointed Delegates of this Meeting, so that any one of them, either jointly or severally, indistinctly, carry out the acts and sign the documents that may be necessary in order to comply with and formalize the resolutions adopted by this Meeting including, among others: i) obtain the corresponding permit issued by the Ministry of Foreign Affairs, in the event the same is required; ii) formalize before a Notary Public, and record in the Public Registry of the Property and Commerce of the Federal District, the transformation agreements and, in general, the minutes of this Meeting; and iii) publish the general balance sheet of the Partnership, as well as the

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

notices that may be necessary or convenient regarding the resolutions adopted by this Meeting."

     The President hereof adjourned the Meeting for the drafting of these minutes, which were read and approved by all the participants therein, and signed by the President and by the Secretary of the Partnership.

     It is hereby certified that, at the time all and each one of the resolutions herein contained were adopted, the totality of the Partnership capital was represented and participated in this Meeting. The proxy letters containing the authority granted by the partners to their representatives in this Meeting, are attached to the file of the minutes hereof, under LETTER "B".

     The Meeting was adjourned at 11:00 a.m. on May 6, 1998.



/s/Eugenio Lopez Barrios                          /s/Alberto Mena Adame
----------------------------------                ----------------------------
Mr. Eugenio Lopez Barrios                         Mr. Alberto Mena Adame
President                                         Secretary

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

        Recorded in the Public Registry of Commerce, under Mercantile Folio Number 110069.
        Fees: $ 504.00.- Reg. In Cash: 207085
        Certificate: 18987 Dated on: 27-11-98
        In Mexico City, Federal District, December 1st, 1998.


   Register of Commerce of Federal         Director of thePublic Registry of
   District Government.                    the Property and Commerce of
                                           Federal District.

   (signature)                             (signature)
   Lic. J. Silva Vidals Negrete             Lic. Raul Castellano Martinez-Baez




   Stamp:                                   Stamp:

   Public Registry of Commerce.             Public Registry of the Property
   Mexican United States.                   of Federal District Government.
   U.D. "A"

                                       29